                                                                     EXHIBIT (G)


                      MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                         Series 1995-1 Monthly Statement
                      Class A Certificate CUSIP #25466KAN9
                      Class B Certificate CUSIP #25466KAP4


Trust Distribution Date: May 15, 1998         Due Period Ending: April 30, 1998

Pursuant to the Series Supplement dated as of April 19, 1995 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and U.S. Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1. Payments for the benefit of Series Investors this Due Period (per $1000 of Class Initial Investor Interest)

          Series  1995-1                                                         Total               Interest         Principal
             Class A      30 days at 5.936250000%                            $4.946875000          $4.946875000      $0.000000000
             Class B      30 days at 6.106250000%                            $5.088541667          $5.088541667      $0.000000000

2.   Principal Receivables at the end of the Due Period

      (a) Aggregate Investor Interest                                                                          $17,400,141,676.00
          Seller Interest                                                                                       $2,726,771,833.80

          Total Master Trust                                                                                   $20,126,913,509.80


      (b) Group One Investor Interest                                                                          $14,850,141,676.00

      (c) Group Two Investor Interest                                                                           $2,550,000,000.00

      (d) Series 1995-1 Investor Interest                                                                         $631,579,000.00

      (e) Class A Investor Interest                                                                               $600,000,000.00

          Class B Investor Interest                                                                                $31,579,000.00


     3.   Allocation of Receivables Collected During the Due Period

                                                                          Finance Charge         Principal                 Yield
                                                                            Collections         Collections            Collections
      (a) Allocation of Collections between Investor and Seller

          Aggregate Investor Allocation.                                  $275,244,468.65     $2,127,916,652.24             $0.00

          Seller:                                                          $29,364,283.73       $227,015,455.16             $0.00

      (b) Group One Allocation                                            $235,036,113.32     $1,817,065,614.07             $0.00

      (c) Group Two Allocation                                             $40,208,355.33       $310,851,038.17             $0.00

      (d) Series 1995-1 Allocations                                         $9,930,245.33        $76,770,786.70             $0.00

      (e) Class A Allocations                                               $9,442,871.33        $73,002,895.33             $0.00

          Class B Allocations                                                 $487,374.00         $3,767,891.37             $0.00

4.   Information Concerning the Series Principal Funding Accounts ("SPFA")

                                                         Deposits into the
                                                               SPFAs This             SPFA           Deposit Deficit    Investment
                                                              Due Period            Balance               Amount            Income
          Series 1995-1                                         $0.00               $0.00                  0.00             $0.00

5.   Information Concerning Amount of Controlled Liquidation Payments

                                                                                                                      Total Payments
                                                                                 Amount Paid          Deficit Amount   Through This
                                                                              This Due Period        This Due Period     Due Period
          Series 1995-1                                                             $0.00                 $0.00             $0.00

6.   Information Concerning the Series Interest Funding Accounts ("SIFA")

                                                                                                Deposits Into the
                                                                                                   SIFAs This
                                                                                                   Due Period         SIFA Balance
          Series 1995-1                                                                           $3,128,816.06             $0.00

7.   Pool Factors

                                                                                                                    This Due Period
          Class A                                                                                                      1.00000000

          Class B                                                                                                      1.00000000

8.   Investor Charged-Off Amount

                                                                                                                       Cumulative
                                                                                                                Investor Charged-Off
                                                                                                This Due Period          Amount
      (a) Group One                                                                              $80,595,713.85             $0.00

      (b) Group Two                                                                              $13,787,758.20             $0.00

      (c) Series 1995-1                                                                           $3,405,158.46             $0.00

      (d) Class A                                                                                 $3,238,034.12             $0.00

          Class B                                                                                   $167,124.34             $0.00

9.   Investor Losses This Due Period

                                                                                                                     Per $1,000 of
                                                                                                                   Original Invested
                                                                                                          Total        Principal
      (a) Group One                                                                                       $0.00          $0.00

      (b) Group Two                                                                                       $0.00          $0.00

      (c) Series 1995-1                                                                                   $0.00          $0.00

      (d) Class A                                                                                         $0.00          $0.00

          Class B                                                                                         $0.00          $0.00


10.  Reimbursement of Investor Losses This Due Period                                                                Per $1,000 of
                                                                                                                  Original Invested
                                                                                                          Total           Principal
      (a) Group One                                                                                       $0.00             $0.00

      (b) Group Two                                                                                       $0.00             $0.00

      (c) Series 1995-1                                                                                   $0.00             $0.00

      (d) Class A                                                                                         $0.00             $0.00

          Class B                                                                                         $0.00             $0.00

11.  Aggregate Amount of Unreimbursed Investor Losses                                                                Per $1,000 of
                                                                                                                  Original Invested
                                                                                                          Total          Principal
      (a) Group One                                                                                       $0.00             $0.00

      (b) Group Two                                                                                       $0.00             $0.00

      (c) Series 1995-1                                                                                   $0.00             $0.00

      (d) Class A                                                                                         $0.00             $0.00

          Class B                                                                                         $0.00             $0.00

12.  Investor Monthly Servicing Fee Payable at the end of the Due Period

      (a) Group One                                                                                                $24,854,402.77

      (b) Group Two                                                                                                 $4,250,000.00

      (c) Series 1995-1                                                                                             $1,052,631.67

      (d) Class A                                                                                                   $1,000,000.00

          Class B                                                                                                      $52,631.67

13.  Class Available Subordinated Amount at the end of the Due Period

                                                                                                                   As a Percentage
                                                                                                                       of Class A
                                                                                                      Total         Invested Amount
          Series 1995-1 Class B                                                                  $69,473,690.00           11.5789%

14.  Total Available Credit Enhancement Amounts

                                                                                                     Shared Amount  Class B Amount
          Maximum Amount                                                                                  $0.00    $37,894,740.00

          Available Amount                                                                                $0.00    $37,894,740.00

          Amount of Drawings on Credit Enhancement
           for this Due Period                                                                            $0.00             $0.00

15.  Delinquency Summary

     End of Due Period Master Trust Receivables Outstanding                                                    $20,448,816,201.71


                                                                         Delinquent Amount          Percentage of Ending
          Payment Status                                                  Ending Balance          Receivables Outstanding
          30-59 days                                                      $578,496,902.86                  2.83%

          60-179 days                                                     $890,849,726.42                  4.36%

                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trustee


                                        BY: __________________________
                                            Vice President

                     MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                         Series 1995-1 Monthly Statement

                                   CREDIT CARD
                            PASS-THROUGH CERTIFICATES

     The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the"Pooling & Servicing Agreement") and the Series Supplement, dated as of April 19, 1995 (the "Series Supplement") by and between Greenwood and U.S. Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1995-1 Master Trust Certificates for the Distribution Date occurring on May 15, 1998:


     1.   Greenwood is Master Servicer under the Pooling and Servicing
          Agreement.

     2.   The undersigned is a Servicing Officer of Greenwood as Master
          Servicer.

     3.   The aggregate amount of Collections processed during the related Due
          Period is equal to                                                                                    $2,659,540,859.87

     4.   The aggregate amount of Class A Principal Collections processed during
          the related Due Period is equal to                                                                       $73,002,895.33

     5.   The aggregate amount of Class A Finance Charge Collections processed
          during the related Due Period is equal to                                                                 $9,442,871.33

     6a.  The aggregate amount of Class A Principal Collections recharacterized as Series Yield Collections during the related Due Period is equal
          to                                                                                                                $0.00

     6b.  The aggregate amount of Class A Additional Funds for this Distribution
          date is equal to                                                                                                  $0.00

     7. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

          (a)  with respect to the Class A Required Amount Shortfall                                                        $0.00
               is equal to

          (b)  with respect to the Class A Cumulative Investor Charged-Off                                                  $0.00
               Amount is equal to

          (c)  with respect to the Class A Investor Interest is equal to                                                    $0.00

     8.   The sum of all amounts payable to the Class A Certificateholders on
          the current Distribution Date is equal to                                                                 $2,968,125.00

     9.   The aggregate amount of Class B Principal Collections processed during
          the related Due Period is equal to                                                                        $3,767,891.37

     10.  The aggregate amount of Class B Finance Charge Collections processed
          during the related Due Period is equal to                                                                   $487,374.00

     11a. The aggregate amount of Class B Principal Collections recharacterized as Series Yield Collections during the related Due Period is equal
          to                                                                                                                $0.00

     11b. The aggregate amount of Class B Additional Funds for this Distribution
          date is equal to                                                                                                  $0.00

     12. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

          (a)  with respect to the Class B Required Amount Shortfall                                                        $0.00
               is equal to

          (b)  with respect to the Class B Cumulative Investor Charged-Off                                                  $0.00
               Amount is equal to

          (c)  with respect to the Class B Investor Interest is equal to                                                    $0.00

     13.  The sum of all amounts payable to the Class B Certificateholders on
          the current Distribution Date is equal to                                                                   $160,691.06

     14. Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to Section 16 of the Series Supplement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 15th day of May, 1998.



                                        GREENWOOD TRUST COMPANY
                                        as Master Servicer

                                        By:____________________________________
                                        Vice President, Director of Accounting,
                                        and Treasurer